SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                              QLINKS AMERICA, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                              QLINKS AMERICA, INC.
                                P.O. Box 631837
                            Highlands Ranch, CO 80163

                                 (303) 328-3290


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              _______________, 2008


Dear Shareholder:

     We cordially invite you to attend the Qlinks America, Inc. Annual Meeting of Shareholders on ___________, 2008 @ 1:30 PM Mountain Standard Time, at the The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, at which meeting you may be present. If you choose not to attend, you may send your ballot appointing James Mulford, President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record as of March ___, 2008 of QLINKS AMERICA, INC., a Colorado corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Jaspers + Hall, PC as Independent Accountants for the annual period ending December 31, 2008.

     3. To change the Company's name to a name to be determined by the Board of Directors. (Amendment to Articles of Incorporation)

     4. To authorize a reverse split of the Company's common stock on a basis of up to one new share for twenty old shares. Fractional shares will be rounded up to the next whole share. (Amendment to Articles of Incorporation)

     The Board of Directors has fixed the closing of business on ____________, 2008, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                           Sincerely,


                                           -----------------------------------
                                           James O. Mulford, President and CEO


                            ----------------------

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                            ----------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                              QLINKS AMERICA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                             ________________, 2008

     This Proxy Statement is being furnished to Shareholders of Qlinks America, Inc. in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on _____________, 2008 and at any adjournments thereof (the "Meeting"). The Meeting will be held at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, at 1:30 P.M. Mountain Standard Time.

     This Proxy Statement is first being mailed or given to Shareholders on or about ____________, 2008.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol QLKA.OB. Information about us can be found in our December 31, 2007 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on __________, 2008 will be entitled to vote at the Annual Meeting. As of this date, March ___, 2008, _________________ shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                            ------------------------

QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to James O. Mulford.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is James O. Mulford, President and CEO of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                            ----------------------

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is two. The Board has nominated two (2) persons. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

James O. Mulford and _______________

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

     JAMES O. MULFORD is our co-founder with Mr. Jones. He has served as our President, Chief Executive Officer and as a director since our inception in 2003. He was a co-founder of a large systems integrator (SSDS, Inc), from 1986 to 1998 and held various senior management positions in SSDS, including Chairman, CEO, and Executive Vice President. From 1999-2003, Mr. Mulford held executive positions in Knowledge Workers, Inc., a technology-enabled recruitment solutions company which he also co-founded. Mr. Mulford participated in the sale of both SSDS and Knowledge Workers to publicly held companies. Prior to his co-founding of SSDS and Knowledge workers, Mr. Mulford served as an officer in the USAF (1970-1978) and held various technical and management positions with Contel Information Systems (1978-1986), which is now part of Verizon. He received a Bachelor of Science degree in Computer Science from the USAF Academy in 1970, and a Master of Science degree in Information Systems from UCLA in 1971.






     Management will devote part time to the operations of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                            ------------------------

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Jaspers + Hall, PC, Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2006 and shareholders are asked to ratify such appointment. Ratification of the appointment of Jaspers + Hall, PC, as the Company's independent public accountants for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Jaspers + Hall, PC for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Jaspers + Hall, PC are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Jaspers + Hall, PC as independent accountants for the Company's year ending December 31, 2008.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------

                                   Proposal #3

              PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to the former business attempt, in which the Company may never again engage.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

                            ------------------------

                                   Proposal #4

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

     We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each twenty shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be thirty days following the date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300. This requires an Amendment to the Articles of Incorporation to accomplish the reverse split.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

     Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. up to one for twelve shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Colorado law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

     As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

                            ------------------------
                                       7

     While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     Once the reverse split has occurred, Management believes the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

     It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

          1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% after the reverse split, now, to as little as 8%.

          2. Control of the Company by stockholders may change due to new issuances.

          3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

          4.   Business plans and operations may change.

          5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

                            ------------------------

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.


              TABLE SHOWING EFFECT OF REVERSE SPLIT TWENTY FOR ONE

Shares Pre-Reverse                                      Post-Reverse shares
------------------------------------------------------------------------------
10                                                      1
20                                                      1
30                                                      1
40                                                      2
50                                                      2
500                                                     25
1,000                                                   50
2,000                                                   100
3,000                                                   150
4,000                                                   200
5,000                                                   250
10,000                                                  500
20,000                                                  1,000
50,000                                                  2,500
100,000                                                 5,000

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under Colorado law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

     Fractional Shares. Fractional shares will be rounded up to the next whole share.

     The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

     In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.


                            ------------------------

ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, ________________, 2008, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in late spring, 2009.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, March ___, 2008, the total number of common shares outstanding and entitled to vote was __________________.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB, as amended, is attached hereto and later filings may be obtained without charge, by writing us at QLINKS AMERICA, INC., ATTN: JAMES O. MULFORD, PRESIDENT, P.O. BOX 631837 HIGHLANDS RANCH, COLORADO 80163.


                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors. James O. Mulford is a nominee for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of March __, 2008 are as follows:


    NAME                        AGE             POSITION WITH THE COMPANY
-----------------------        -----            --------------------------------

James O. Mulford                   59           President & Chief Executive
                                                Officer, Director

Scott T. Jones                     45           Chairman of the Board of
                                                Directors and Secretary



                            -----------------------
                                       10

     The principal occupations of each current director and officer of the Company for at least the past five years are as follows:

     JAMES O. MULFORD is a co-founder of Qlinks America, Inc. He has served as our President, Chief Executive Officer and as a director since our inception in 2003. He was a co-founder of a large systems integrator (SSDS, Inc), from 1986 to 1998 and held various senior management positions in SSDS, including Chairman, CEO, and Executive Vice President. From 1999-2003, Mr. Mulford held executive positions in Knowledge Workers, Inc., a technology-enabled recruitment solutions company which he also co-founded. Mr. Mulford participated in the sale of both SSDS and Knowledge Workers to publicly held companies. Prior to his co-founding of SSDS and Knowledge Workers, Mr. Mulford served as an officer in the USAF (1970-1978) and held various technical and management positions with Contel Information Systems (1978-1986), which is now part of Verizon. He received a Bachelor of Science degree in Computer Science from the USAF Academy in 1970, and a Master of Science degree in Information Systems from UCLA in 1971.

     SCOTT T. JONES was appointed as Chairman of the Board of Directors in October 2007. Mr. Jones is currently the founder, President and CEO of FranChoice Inc, a franchise consulting group working with several franchises in over 20 different industries. He was President and CEO of a weight loss and fitness franchise from 2003-2005. Mr. Jones held various senior management positions with Sonsio Inc, an international outsource provider, including Executive Vice President, President and CEO from 1993-2003. He was founder of National Scholarship a national organization that provided athletic scouting information on high school athletes to many of the colleges in the United States. Prior to founding National Scholarship Mr. Jones was a Director for Jani-King, one of the largest franchises in the world. Mr. Jones also held the position of Vice President of Sales and Marketing for World Carpets in 1987-1988. He received a Bachelor of Administration degree in Business Marketing from Colorado State University in 1985.

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.


EXECUTIVE COMPENSATION
----------------------
REMUNERATION
------------

     The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer and the other principal officers of Qlinks for the three years ended December 31, 2007. This includes all compensation paid to each by Qlinks.


                            ------------------------

                           SUMMARY COMPENSATION TABLE

                                                                       Noneequity    Nonqualified
                                                                        incentive      deferred
                                                  Stock    Option         plan       compensation     All other
                              Salary      Bonus   awards    awards    compensation     earnings     compensation      Total
 Name & Position    Year        ($)        ($)      ($)     ($)(i)         ($)           ($)             ($)           ($)
------------------ ------- -------------- ------- -------- ---------- -------------- ------------- ---------------- -----------
James Mulford,      2007   $150,000 (b)     $-     $ -0-     $ -0-        $ -0-         $ -0-        $    -0-        $150,000
CEO, President &    2006    $75,000 (a)     $-     $ -0-     $ -0-        $ -0-         $ -0-        $60,000 (c)     $135,000
Director (a)        2005       $-0-         $-     $ -0-     $ -0-        $ -0-         $ -0-        $60,000 (c)     $ 60,000

Michael R.M.
Thornley, Sr. VP    2007    $77,410(d)      $-     $ -0-     $ -0-(j)     $ -0-         $ -0-        $ 9,435(e)      $ 86,845
of Finance,         2006    $75,000(a)      $-     $ -0-     $ -0-        $ -0-         $ -0-        $19,000 (c,f)   $ 94,000
Administration      2005        $-          $-     $ -0-     $ -0-        $ -0-         $ -0-        $    -0-        $   -0-

Michael J.          2007   $150,000(g)      $-     $ -0-    $53,475       $ -0-         $ -0-        $    -0-        $203,475
Flanagan, Sr. VP    2006    $75,000(a)      $-     $ -0-     $ -0-        $ -0-         $ -0-        $60,000 (c)     $135,000
of Technology       2005       $-0-         $-     $ -0-     $ -0-        $ -0-         $ -0-        $15,000 (c)     $ 15,000

Dennis N.
Barnes, Sr. VP      2007    $31,827(h)      $-     $ -0-     $ -0-(k)     $ -0-         $ -0-        $    -0-        $31,827
of Marketing        2006    $75,000(a)      $-     $ -0-     $ -0-        $ -0-         $ -0-        $13,500(c)      $88,500
Sales               2005       $-0-         $-     $ -0-     $ -0-        $ -0-         $ -0-        $    -0-        $  -0-

William R. Jones    2007       $-0-         $-     $ -0-     $ -0-        $ -0-         $ -0-        $    -0-        $  -0-
(l)                 2006       $-0-         $-     $ -0-     $ -0-        $ -0-         $ -0-        $    -0-        $  -0-
                    2005       $-0-         $-     $ -0-     $ -0-        $ -0-         $ -0-        $    -0-        $  -0-


(a) Partial year salary (July 1-December 31, 2006). Messrs. Mulford, Thornley, Flanagan and Barnes were appointed as officers of the Company and became salaried employees effective July 1, 2006. Prior to this date they provided services to the Company on a consulting basis.

(b) - Mr. Mulford earned $150,000 in salary during 2007 and was paid $125,800. Unpaid compensation owed to Mr. Mulford is reflected in the financial statements as of December 31, 2007.

(c) - Includes fees paid and/or earned for consulting services provided to the Company prior to July 1, 2006.

(d) - Partial year salary due to Mr. Thornley's resignation from the company effective July 15, 2007.

(e) Mr. Thornley provided services to the Company on a consulting basis after his resignation as an officer of the Company on July 15, 2007.

(f) - Mr. Thornley elected to receive $9,000 in exchange for consulting services (non-employee) in the form of common stock of the Company in 2006 at a price of $0.30 per share, total of 30,000 shares.

(g) - Mr. Flanagan earned $150,000 in salary during 2007 and was paid $125,600. Unpaid compensation owed to Mr. Flanagan is reflected in the financial statements as of December 31, 2007.

(h) - Partial year salary due to Mr. Barnes' resignation from the company effective March 16, 2007.

                            ------------------------

(i) - The amounts in column entitled "Option Awards" reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) of awards granted pursuant to the Company's 2007 "Key Personnel Stock Option Plan". Assumptions used in the calculation of this amount are included in footnote 6 to the Company's audited financial statements for the fiscal year ended December 31, 2007 included in this report.

(j) Mr. Thornley was granted approximately $26,737 in stock option awards pursuant to the Key Personnel Stock Option plan in 2007. The options were exercisable for 30 days after employment with the Company terminates. As a result of Mr. Thornley's resignation on July 15, 2007, these awards were forfeited August 15, 2007.

(k) Mr. Barnes was granted approximately $22,281 in stock option awards pursuant to the Key Personnel Stock Option plan in 2007. The options were exercisable for 30 days after employment with the Company terminates. As a result of Mr. Barnes' resignation on March 16, 2007, these awards were forfeited April 16, 2007.

(l) - On September 6, 2007, Qlinks America, Inc. was informed of the death of its Chairman of our Board of Directors and Secretary, William R. Jones, who passed away on September 5, 2007. Mr. Jones founded Qlinks America, Inc. in 2003 and served as an officer and director since its inception.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The following table sets forth certain information concerning outstanding equity awards held by the President and the Company's two most highly compensated executive officers for the fiscal year ended December 31, 2007 the "Named Executive Officers"):

--------------- --------------------------------------------------------------- -----------------------------------------------
                                        Option Awards                                            Stock awards
--------------- --------------------------------------------------------------- ----------------------------------------------

                                                                                                                    Equity
                                                                                                                    incentive
                                            Equity                                                                  plan
                                           incentive                                                    Equity      awards:
                                             plan                                                       incentive   Market or
                                            awards:                                                     plan        payout
                 Number of    Number of    Number of                            Number of   Market      awards:     value of
                securities   securities   securities                            shares or   value of    Number of   unearned
                underlying   underlying   underlying                            units of    shares of   unearned    shares,
                unexercised  unexercised  unexercised   Option        Option    stock       units of    shares,     units or
                  options      options     unearned    exercise    expiration   that have   stock       units or    others
     Name           (#)          (#)        options      price        date      not vested  that have   other       rights
                exercisable  unexercisable    (#)         ($)                       (#)     not         rights      that have
                                                                                              vested    that have   not
                                                                                               ($)      not           vested
                                                                                                        vested (#)     ($)
--------------- ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------- -----------
--------------- ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------- -----------
James O.
Mulford,
President &
CEO                 -0-          -0-          -0-        $ -0-          -          -0-        $ -0-        -0-         -0-
--------------- ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------- -----------
Michael R.M.
Thornley, Sr
VP of Finance
and                 -0-          -0-          -0-        $ -0-          -          -0-        $ -0-        -0-         -0-
Administration
--------------- ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------- -----------
Michael J.
Flanagan, Sr.
VP or             150,000      100,000        -0-        $0.50     12/31/2014
Technology        250,000        -0-          -0-        $0.10     03/01/2008      -0-        $ -0-        -0-         -0-
--------------- ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------- -----------


                            ------------------------

     We do not have written plans to pay bonuses or deferred compensation to our employees.

     We adopted a medical insurance plan for our employees and their dependents partly at our cost beginning July 1, 2006. During the three-years ended December 31, 2007 we did not offer dental insurance, life insurance or other discretionary disability and other insurance plans to any employees.

OPTIONS/SAR GRANTS

STOCK OPTIONS AND OPTION PLANS

     In March of 2003, options to purchase 500,000 shares of our common stock at $0.10 per share were granted to two non-employee consultants (250,000 options each) in exchange for their services to the company. These options were granted prior to us becoming a small business issuer in 2006. See item (d)"Aggregated Option Exercises in Last Fiscal year" for exercise information.

     During the year ended December 31, 2006, we did not have any formal stock option plans to grant options to executive officers or employees.

     Pursuant to the terms of the Key Personnel Stock Option Plan, which was adopted by our shareholders and the Board of Directors on January 8, 2007, the Company granted options to purchase shares of its common voting stock to six individuals, who were not officers or directors of the Company. The options were for the purchase of 775,000 shares of common voting stock. The options are exercisable at a price of $0.50 per share. The options are exercisable in increments as they vest to each optionee. The options are exercisable for a period of five years from the date of the vesting of each increment. The vesting schedule is as follows:

     The right to purchase 275,000 shares vested January 8, 2007;

     The right to purchase an additional 200,000 shares vests December 31, 2007;

     The right to purchase an additional 150,000 shares vests December 31, 2008; and the right to purchase an additional 150,000 shares vests December 31, 2009

     Shares purchased under the Stock Option Plan may be paid for in cash or other acceptable form of payment or by a properly executed promissory note and security agreement. The options are issued pursuant to the exemption in 4(2) of the Securities Exchange Act as all recipients are key personnel of the company and intimately involved in its operations.

     We have not adopted any other stock option or stock appreciation rights plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

     None

LONG TERM INCENTIVE COMPENSATION PLANS, AND DEFINED BENEFIT AND ACTUARIAL PLANS

     None



                            ------------------------

SIGNIFICANT EMPLOYEES AND FAMILY RELATIONSHIPS

         As of December 31, 2007, we had no significant employees who were not either directors or officers of Qlinks.

     Mr. Scott T. Jones, Chairman of the Board of Directors and Secretary, is the son of our co-founder and former Chairman of the Board of Directors and Secretary, William R. Jones. As previously reported in our Form 8-K filed with the SEC, Mr. William R. Jones died in September of 2007. Mr. Mulford, as sole Director, appointed Mr. Scott Jones to fill the Director vacancy. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. There are no other family relationships among the officers, directors or any person chosen by Qlinks to become a director or officer.

          None of our directors is also a director of another company which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, or which is subject to the reporting requirements of Section 15(d) of that act. There are no proposed transactions in which a director, director nominee, executive officer, 5% or more beneficial owner or immediate family member of any of the foregoing has a direct or indirect material interest.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

          Based on information submitted by the directors and executive officers, none of the directors or executive officers is involved in, or has been involved in, legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any director or executive officer.

          None of our directors, executive officers, affiliates or beneficial owners of more than 5% of any class of voting securities is adverse to us or has a material interest adverse to us.

MEETINGS OF THE BOARD AND COMMITTEES

          The Board of Directors held 4 formal meetings during the year ended December 31, 2007, and 1 meeting subsequently through the Record Date. In addition, regular communications were maintained throughout the year among all of the officers and directors of Qlinks and the directors acted by unanimous consent 4 times during the year ended December 31, 2007 and 2 time subsequently through the Record Date. Qlinks has no standing audit, nominating or compensation committees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Qlinks. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.


                            ------------------------
                                      15

          To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers and directors.

CODE OF ETHICS

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

COMMITTEES AND PROCEDURES

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: None

                            ------------------------

COMPENSATION OF DIRECTORS

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to the Company's directors during the year ended December 31, 2007:

----------------- -------------- -------------- -------------- --------------- ---------------- ---------------- --------------
                                                                                  Nonqualified
                                                                   Non-equity       deferred
                     Fees earned                                   incentive      compensation       All other
                     or paid in    Stock awards      Option           plan          earnings       compensation        Total
      Name              cash            ($)        awards ($)     compensation         ($)            ($) (1)           ($)
                         ($)                                          ($)
-----------------   -------------- -------------- -------------- --------------- ---------------- ---------------- --------------
-----------------   -------------- -------------- -------------- --------------- ---------------- ---------------- --------------
James O. Mulford        $ -0-          $ -0-          $ -0-          $ -0-            $ -0-          $ 125,800       $ 125,800
-----------------   -------------- -------------- -------------- --------------- ---------------- ---------------- --------------
William R. Jones (1)    $ -0-          $ -0-          $ -0-          $ -0-            $ -0-             $ -             $ -
-----------------   -------------- -------------- -------------- --------------- ---------------- ---------------- --------------
Scott T. Jones (2)      $ -0-          $ -0-           $ -           $ -0-            $-0-              $ -             $ -
-----------------   -------------- -------------- -------------- --------------- ---------------- ---------------- --------------


     (1) The other compensation consists of Mr. Mulford's salary ($150,000 earned, less unpaid compensation of $24,200) for his services as an officer of the Company for the year ended December 31, 2007.

     (2) On September 6, 2007, we were informed of the death of our Chairman of our Board of Directors and Secretary, William R. Jones, who passed away on September 5, 2007. Mr. Jones founded Qlinks America, Inc. in 2003 and served as an officer and director since its inception.

     We reimburse directors for travel and related expenses associated with Board of Directors' meetings. Historically we have not paid any compensation to directors for attending Board of Directors' meetings in person or telephonically.

     We do not have any other arrangements pursuant to which we compensate the Directors for acting in their capacities as such.

EMPLOYMENT   AGREEMENTS,   TERMINATION  OF  EMPLOYMENT  AND  CHANGE  IN  CONTROL
AGREEMENTS

     None of our executive officers had formal employment or change in control agreements in place as of December 31, 2007. All executive officers were hired with letters detailing the terms of their employment that provide for a rate of annual compensation, which will be reviewed annually. The letters also provide for the officer's participation in our standard benefit plans and policies.

         We provide the following information regarding transactions among officers, directors and significant shareholders of Qlinks during the most recent two fiscal years and during the subsequent fiscal year.


                            ------------------------

CORPORATE LOANS FROM OFFICERS AND EMPLOYEES

     During the years ended December 31, 2007, 2006 and 2005, we have been required to borrow funds from certain executive officers in order to finance our operations. Our borrowings from our officers and directors at December 31, 2007 are as follows (principal amounts only):

                                                      Balance at          Balance at          Balance at
                                                  December 31, 2007    December 31, 2006   December 31, 2005
------------------------------------------------- ------------------- -------------------- ------------------
William R. Jones (Estate of William R. Jones)               $294,000             $272,375           $157,452
(2)
------------------------------------------------- ------------------- -------------------- ------------------
James O. Mulford                                              39,550               25,000                -0-
------------------------------------------------- ------------------- -------------------- ------------------

Shine Foundation (1)                                         135,000              100,000                -0-
------------------------------------------------- ------------------- -------------------- ------------------

     (1) Shine Foundation is a charitable giving trust of James O. Mulford. Mr. Mulford is the President of the Shine Foundation, but has no beneficial interest in the trust.

     (2) On September 6, 2007, Qlinks America, Inc. was informed of the death of its Chairman of our Board of Directors and Secretary, William R. Jones, who passed away on September 5, 2007. Mr. Jones founded Qlinks America, Inc. in 2003 and served as an officer and director since its inception.

Unpaid Compensation Due to Officers and Directors

          During the years ended December 31, 2007, 2006 and 2005, we had insufficient funds to pay certain payroll and consulting fees owed to directors and officers, as follows:

                                                          Balance at           Balance at          Balance at
                                                       December 31, 2007    December 31, 2006   December 31, 2005

----------------------------------------------------- -------------------- -------------------- ------------------
William R. Jones (Estate of William R. Jones) (1)                 $20,000              $20,000            $20,000
----------------------------------------------------- -------------------- -------------------- ------------------
James O. Mulford                                                   45,000               26,250             60,000
----------------------------------------------------- -------------------- -------------------- ------------------
Michael R.M. Thornley (2)                                             -0-                6,250                -0-
----------------------------------------------------- -------------------- -------------------- ------------------
Michael J. Flanagan                                                67,000               48,250             22,000
----------------------------------------------------- -------------------- -------------------- ------------------
Dennis N. Barnes (3)                                                  -0-                6,250                -0-
----------------------------------------------------- -------------------- -------------------- ------------------
Consultants                                                           -0-                  -0-             17,000
----------------------------------------------------- -------------------- -------------------- ------------------

          When funds are owed to our executive officers, we have agreed to keep them advised with respect to our cash receipts and expenditures.

     (1) On September 6, 2007, Qlinks America, Inc. was informed of the death of its Chairman of our Board of Directors and Secretary, William R. Jones, who passed away on September 5, 2007. Mr. Jones founded Qlinks America, Inc. in 2003 and served as an officer and director since its inception.

     (2) Mr. Thornley resigned from Qlinks effective July 15, 2007.

     (3) Mr. Barnes resigned from Qlinks effective March 16, 2007.

                            ------------------------

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information regarding the ownership of our common stock as of December 31, 2007 by:

     (i) each director or nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. The term "beneficial ownership" includes the shares each of the named shareholders has the right to acquire beneficial ownership of within 60 days.

                                                                       Beneficial Ownership
Beneficial Owner                                            Number of Shares       Percent of Total (Fully
                                                                                       Diluted Shares)*

Estate of William R. Jones (1)(2)                              5,525,000                    23.72%

James O. Mulford (3)                                           4,450,000                    19.10%

Volckmann Family Trust (4)                                     4,113,300                    17.66%

Michael J. Flanagan (5)                                          400,000                     1.71%
                                                       --------------------------- --------------------------
     Total of all officers and directors, as a group           4,850,000                    62.19%

The address for all of the above directors and officers are:

         PO Box 631837
         Highlands Ranch, CO 80163

* As of December 31, 2007, based upon 18,781,680 shares of our common stock issued and outstanding, options exercisable for 1,091,667 shares of our common stock and warrants exercisable for 3,423,333 shares of our common stock for 23,296,680 shares of common stock on a fully diluted basis.

     (1) Includes 500,000 shares that the Estate of William R. Jones has the right to acquire by exercising warrants to purchase shares of the Company's common stock at $0.30 per share, issued in connection with a Convertible Promissory Note dated August 1, 2007.

     (2) Includes 400,000 shares that the Estate of William R. Jones has the right to acquire by exercising conversion rights associated with Convertible Promissory Notes outstanding as of December 31, 2007. ($134,000 notes convertible at $0.30 per share (400,000 shares)).

     (3) Includes 850,000 shares of common stock held in the name of First Regional Bank Custodian FBO James O. Mulford, IRA.

     (4) Includes 2,000,000 shares that the Volckmann Family Trust has the right to acquire by exercising warrants to purchase shares of the Company's common stock at $0.30 per share, issued in connection with a Convertible Promissory Note dated August 1, 2007.

     (5) Mr. Flanagan has options to purchase 400,000 shares of the Company's common stock. 250,000 options were issued to him as a consultant (prior to employment and/or officer status) in March 2003 (prior to Qlinks becoming a small business issuer) and 150,000 options were granted to Mr. Flanagan pursuant to the Company's 2007 "Key Personnel Stock Option Plan".

                            ------------------------

CHANGE OF CONTROL ARRANGEMENTS

    None

EQUITY COMPENSATION PLAN INFORMATION

    None

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     General. Jaspers + Hall, PC, CPAs ("Jaspers") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining Jaspers' independence.

     Our principal auditors are Jaspers + Hall, P.C. We had no relationship with Jaspers + Hall, P.C. before we retained them on April 20, 2006.

AUDIT FEES

     During our 2007 fiscal year, our principal accountant, Jaspers + Hall, billed us aggregate fees in the amount of $8,000, as follows:

     o $8,000 for professional services that Jaspers + Hall provided during our fiscal 2007 for the audit of Qlinks America, Inc. financial statements for the year ended December 31, 2006.

     o Services included these audited financial statements, review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for that fiscal year.

AUDIT-RELATED FEES

          None

TAX FEES

          Anton Collins & Mitchell, LLP, billed us aggregate fees of $3,058 during the year ended December 31, 2007 for tax compliance, tax advice, and tax planning.

ALL OTHER FEES

          None

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2006, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Life USA, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 100 F Street, Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                               QLINKS AMERICA,INC.

                             Dated: _________, 2008

                     By the order of the Board of Directors


                             -----------------------
                       James O. Mulford, President and CEO


                            -------------------------

                                     BALLOT

--------------------------------------------------------------------------------

                              QLINKS AMERICA, INC.
                                 P.O. Box 631837
                            Highlands Ranch, CO 80163
                                 (303) 328-3290

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, __________, 2008


             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                          REQUESTED TO SEND US A PROXY.

     The undersigned hereby appoints James O. Mulford, President and CEO, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Qlinks America, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on _________, 2008, at 1:30 p.m., Mountain Standard Time, at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees: James O. Mulford and ______________

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Jaspers + Hall, PC as independent accountants for the period ending December 31, 2008:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to be determined by the Board of Directors. (Amendment to Articles of Incorporation)

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To authorize a reverse split of the common stock up to a twenty for one basis, by which each twenty shares shall become one share. Fractional shares will not be issued. (Amendment to Articles of Incorporation)

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________and voted hereby.

Name & Address of Shareholder

_____________________________

_____________________________

_____________________________

_____________________________
(VOID WITHOUT INFO)



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.